UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019 (April 5, 2019)

1847 HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 521-4052
(Registrant’s telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

EXPLANATORY NOTE

On April 5, 2019, 1847 Goedeker Inc., a subsidiary of 1847 Holdings LLC (the “Company”), acquired substantially all of the assets of Goedeker Television Co., a Missouri corporation (the “Goedeker”), pursuant to an Asset Purchase Agreement, dated January 18, 2019, among 1847 Goedeker Inc., Goedeker, and Steve Goedeker and Mike Goedeker, as amended.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Form 8-K that the Company filed on April 8, 2019 to include the financial statements of the business acquired as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Goedeker for the years ended December 31, 2018 and 2017 and the accompanying notes thereto are filed as Exhibit 99.1 attached hereto and are incorporated by reference herein.

The unaudited financial statements of Goedeker for the three months ended March 31, 2019 and 2018 and the accompanying notes thereto are filed as Exhibit 99.2 attached hereto and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma combined financial information giving effect to the acquisition is filed as Exhibit 99.3 attached hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1

Asset Purchase Agreement, dated January 18, 2019, among 1847 Goedeker Inc., Goedeker Television Co., Inc. and Steve Goedeker and Mike Goedeker (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 8, 2019)

10.2

Amendment No. 1 to Asset Purchase Agreement, dated April 5, 2019, among 1847 Goedeker Inc., 1847 Goedeker Holdco Inc., Goedeker Television Co., Inc. and Steve Goedeker and Mike Goedeker (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 8, 2019)

10.3

9% Subordinated Promissory Note issued by 1847 Goedeker Inc. to Steve Goedeker, in his capacity as the Seller’s Representative, on April 5, 2019 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on April 8, 2019)

10.4

Subordination Agreement, dated April 5, 2019, between Goedeker Television Co., Inc. and Burnley Capital LLC and Acknowledged by 1847 Goedeker Inc. and 1847 Goedeker Holdco Inc. (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on April 8, 2019)

10.5

Subordination Agreement, dated April 5, 2019, between Goedeker Television Co., Inc. and Small Business Community Capital II, L.P. and Acknowledged by 1847 Goedeker Inc. and 1847 Goedeker Holdco Inc. (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on April 8, 2019)

10.6	Lease Agreement, dated April 5, 2019, between S.H.J., L.L.C. and 1847 Goedeker Inc. (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on April 8, 2019)

10.7

Management Services Agreement, dated April 5, 2019, between 1847 Goedeker Inc. and 1847 Partners LLC (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on April 8, 2019)

10.8

Management Fee Subordination Agreement, dated April 5, 2019, between Burnley Capital LLC and 1847 Partners LLC and Acknowledged by 1847 Goedeker Inc. (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on April 8, 2019)

10.9

Management Fee Subordination Agreement, dated April 5, 2019, between Small Business Community Capital II, L.P. and 1847 Partners LLC and Acknowledged by 1847 Goedeker Inc. (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed on April 8, 2019)

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10.10

Loan and Security Agreement, dated April 5, 2019, among 1847 Goedeker Inc., 1847 Goedeker Holdco Inc. and Burnley Capital LLC (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on April 8, 2019)

10.11	Revolving Note issued by 1847 Goedeker Inc. to Burnley Capital LLC on April 5, 2019 (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed on April 8, 2019)

10.12

Pledge Agreement, dated April 5, 2019, by 1847 Goedeker Holdco Inc. in favor of Burnley Capital LLC (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed on April 8, 2019)

10.13

Deposit Account Control Agreement, dated April 5, 2019, among 1847 Goedeker Inc., Burnley Capital LLC, Small Business Community Capital II, L.P. and Montgomery Bank (incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K filed on April 8, 2019)

10.14	Guaranty, dated April 5, 2019, by 1847 Holdings LLC in favor of Burnley Capital LLC (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K filed on April 8, 2019)

10.15

Loan and Security Agreement, dated April 5, 2019, among 1847 Goedeker Inc., 1847 Goedeker Holdco Inc. and Small Business Community Capital II, L.P. (incorporated by reference to Exhibit 10.15 to the Current Report on Form 8-K filed on April 8, 2019)

10.16

Term Loan Note issued by 1847 Goedeker Inc. to Small Business Community Capital II, L.P. on April 5, 2019 (incorporated by reference to Exhibit 10.16 to the Current Report on Form 8-K filed on April 8, 2019)

10.17

Warrant to Purchase Company Shares issued by 1847 Goedeker Inc. to Small Business Community Capital II, L.P. on April 5, 2019 (incorporated by reference to Exhibit 10.17 to the Current Report on Form 8-K filed on April 8, 2019)

10.18

Pledge Agreement, dated April 5, 2019, by 1847 Goedeker Holdco Inc. in favor of Small Business Community Capital II, L.P. (incorporated by reference to Exhibit 10.18 to the Current Report on Form 8-K filed on April 8, 2019)

10.19

Guaranty, dated April 5, 2019, by 1847 Holdings LLC in favor of Small Business Community Capital II, L.P. (incorporated by reference to Exhibit 10.19 to the Current Report on Form 8-K filed on April 8, 2019)

10.20

Securities Purchase Agreement, dated April 5, 2019, among 1847 Holdings LLC, 1847 Goedeker Holdco Inc., 1847 Goedeker Inc. and Leonite Capital LLC (incorporated by reference to Exhibit 10.20 to the Current Report on Form 8-K filed on April 8, 2019)

10.21

Secured Convertible Promissory Note issued by 1847 Holdings LLC, 1847 Goedeker Holdco Inc. and 1847 Goedeker Inc. to Leonite Capital LLC on April 5, 2019 (incorporated by reference to Exhibit 10.21 to the Current Report on Form 8-K filed on April 8, 2019)

10.22	Common Share Purchase Warrant issued by 1847 Holdings LLC to Leonite Capital LLC on April 5, 2019 (incorporated by reference to Exhibit 10.22 to the Current Report on Form 8-K filed on April 8, 2019)

10.23

Security and Pledge Agreement, dated April 5, 2019, among 1847 Holdings LLC, 1847 Goedeker Holdco Inc., 1847 Goedeker Inc. and Leonite Capital LLC (incorporated by reference to Exhibit 10.23 to the Current Report on Form 8-K filed on April 8, 2019)

10.24

Subordination Agreement, dated April 5, 2019, by Leonite Capital LLC in favor of Burnley Capital LLC and Acknowledged by 1847 Goedeker Inc. and 1847 Goedeker Holdco Inc. (incorporated by reference to Exhibit 10.24 to the Current Report on Form 8-K filed on April 8, 2019)

10.25

Subordination Agreement, dated April 5, 2019, by Leonite Capital LLC in favor of Small Business Community Capital II, L.P. and Acknowledged by 1847 Goedeker Inc. and 1847 Goedeker Holdco Inc. (incorporated by reference to Exhibit 10.25 to the Current Report on Form 8-K filed on April 8, 2019)

99.1	Audited Financial Statements for the Years Ended December 31, 2018 and 2017

99.2	Unaudited Financial Statements for the Three Months Ended March 31, 2019 and 2018

99.3	Unaudited Pro Forma Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: June 19, 2019	/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer

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